Prospectus

January 20, 2013
(As supplemented February 11, 2013)

Portfolio 21 Global Equity Fund

Symbols:
Class R PORTX/Class I PORIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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PORTFOLIO 21 GLOBAL EQUITY FUND

PORTFOLIO 21 GLOBAL EQUITY FUND

SUMMARY SECTION

Investment Objective

The Portfolio 21 Global Equity Fund (the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class R	Class I
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class R	Class I
Management Fee	0.95%	0.95%
Distribution and Service (12b-1) Fee	0.25%	None
Other Expenses	0.27%	0.22%
Total Annual Fund Operating Expenses	1.47%	1.17%

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R	$150	$465	$803	$1,757
Class I	$119	$372	$644	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s turnover rate was 28% of the average value of its portfolio.

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PORTFOLIO 21 GLOBAL EQUITY FUND

Principal Investment Strategies

The Fund invests primarily in common stocks of companies that Portfolio 21 (the “Advisor”) believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued.  Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities.  The Fund invests globally and has exposure to emerging and developed markets.  The Fund may invest in companies of any size, and seeks diversification by country and economic sector.

The Fund generally will invest at least 40% of its net assets in foreign companies. Foreign companies are those that either maintain their principal place of business outside of the United States, have their securities traded on non-U.S. exchanges or were formed under the laws of non-U.S. countries. Foreign companies may include companies doing business in the United States but meet the general criteria of a foreign company described above.  The Fund will invest in at least three different countries outside of the United States.

The Fund’s foreign holdings may include companies domiciled in emerging markets as well as companies domiciled in developed markets.  There is no limit to the percent of the Fund’s foreign holdings that may be invested in either emerging or developed markets and therefore the Fund may be invested entirely in companies from emerging markets.

The Advisor believes that the best long-term investments are found in companies with above-average financial characteristics and growth potential that also excel at managing environmental risks and opportunities and societal impact.  The Advisor believes that a company’s understanding of environmental principles demonstrates the qualities of innovation and leadership that create a distinct competitive advantage and build long-term value.  Therefore, the Advisor conducts fundamental research to find companies with attractive environmental, societal, and financial attributes.  In conducting fundamental research the Advisor combines traditional investment information with proprietary environmental analysis.  The Advisor believes that this creates a complete picture of how each company behaves commercially and how it deals with existing and emerging environmental risks and opportunities.  The Advisor considers a company’s position on various factors such as ecological limits, environmental stewardship, environmental strategies, stance on human rights and equality, societal impact as well as its corporate governance practices.

The Advisor believes that finding companies that meet its financial and environmental standards is an important part of the process, but that it is also critical to make investments at reasonable valuations.

A security will be sold within a reasonable period of time if the company no longer meets the Advisor’s environmental evaluation criteria or if the company no longer meets the Advisor’s minimum financial standards.

Principal Investment Risks

There is a risk that you could lose all or a portion of your investment in the Fund.  The following principal risks can affect the value of your investment:

•	Equity Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.
•
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Small- and Medium-Sized Company Risk:  Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

•	Management Risk: The Advisor may fail to implement the Fund’s investment strategies and meet its investment objective.

•
Foreign Securities and Emerging Markets Risk:  Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between United States and foreign regulatory practices.  These risks are enhanced in emerging markets.

•
Environmental Policy Risk:  The Fund’s environmental sustainability policy could cause it to underperform compared to similar funds that do not have such a policy.  Accordingly, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for environmental reasons when it might be otherwise disadvantageous for it to do so.

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PORTFOLIO 21 GLOBAL EQUITY FUND

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s Class R shares total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns for 1, 5, and 10-year periods compare with that of a broad-based securities index and an additional index provided to offer a broader market perspective.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.portfolio21.com.

Calendar Year Total Return*
Class R

* The Fund’s year-to-date return for Class R shares as of September 30, 2012 was 9.89%.

During the period shown in the bar chart, the Fund’s Class R shares’ highest quarterly return was 20.42% for the quarter ended June 30, 2009, and the lowest quarterly return was -20.69% for the quarter ended September 30, 2002.

Average Annual Total Returns as of December 31, 2012
	1 Year	5 Years	10 Years
Class R
Return Before Taxes	15.17%	-0.43%	8.12%
Return After Taxes on Distributions	15.19%	-0.38%	8.15%
Return After Taxes on Distributions and Sale of Fund Shares	10.28%	-0.21%	7.36%
Class I
Return Before Taxes	15.51%	-0.13%	8. 44%
MSCI World IndexSM (reflects no deduction for fees, expenses or taxes)	16.54%	-0.60%	8.08%
MSCI World Index NR (reflects no deduction for fees and expenses)	15.83%	-1.18%	7.51%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%

Effective immediately, the Fund is adding the MSCI World Index NR as a supplemental index.  The MSCI World IndexSM better reflects the global nature of the Fund’s investments.  Also, effective immediately, due to the global nature of the Fund’s investments, the Fund will no longer use the S&P 500® Index as a benchmark for its returns, as the S&P 500® Index is comprised of mostly U.S. companies.

Class I shares of the Fund commenced operations on March 30, 2007.  Performance shown for Class I shares for periods prior to its inception reflects the performance of Class R shares, adjusted to reflect Class I expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  The “Return After Taxes on Distributions” may be higher than the “Return Before Taxes” figures because the Fund receives dividends on securities that are net of foreign taxes. Such taxes are eligible for pass through of foreign tax credits.  Shareholders can use the foreign tax credits to reduce their tax liability.  With a reduced tax liability, the shareholders are then able to reinvest more of the dividends allowing for a higher return.

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PORTFOLIO 21 GLOBAL EQUITY FUND

Investment Advisor

Portfolio 21

Investment Team

Name	Title	Managed the Fund Since

James Madden, CFA	Chief Investment Officer and Senior Portfolio Manager	Inception (1999)
Anthony Tursich, CFA	Senior Portfolio Manager	Inception (1999)
Beth Williamson	Senior Research Analyst	2006
Emily Lethenstrom	Senior Research Analyst	2007
John Streur	President	2012

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Portfolio 21 Global Equity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at 866.209.1962, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments
	To Open Regular Account	To Open Retirement or Tax- Deferred Account	To Open an Automatic Investment Plan	To Add to Your Account
Class R Shares	$5,000	$1,000	$1,000	$100
Class I Shares	$1,000,000	$1,000,000	N/A	$1,000

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Investors may pay taxes on distributions through such tax-deferred arrangements upon withdrawal of assets from the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO 21 GLOBAL EQUITY FUND

ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.  The Fund’s investment objective may be changed without shareholder approval upon a 60-day written notice to shareholders.  There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES AND BELIEFS

The Fund invests in companies that the Advisor believes to be leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued.

The Fund is a global equity fund that invests in both domestic and foreign companies of any size or market capitalization.  The Fund invests primarily in common stocks or ADRs.  Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities.

The Fund generally will invest at least 40% of its net assets in foreign companies.  Foreign companies are those that either maintain their principal place of business outside of the United States, have their securities principally traded on non-U.S. exchanges or were formed under the laws of non-U.S. countries.  Foreign companies may include companies doing business in the United States but who meet the criteria of a foreign company described above.  The Fund will invest in at least three countries outside of the United States.

The Advisor may reduce this 40% minimum foreign investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable.  The Fund’s investments in foreign securities may be held either directly or through American Depositary Receipts (“ADRs”).  The Fund’s foreign holdings may include companies domiciled in emerging markets as well as companies domiciled in developed markets.  There is no limit to the percent of the Fund’s foreign holdings that may be invested in either emerging or developed markets and therefore the Fund may be invested entirely in companies from emerging markets.  The Fund will typically hold between 50 and 100 stocks in its portfolio.

The Advisor believes that the best long-term investments are found in companies with above-average financial characteristics and growth potential that also excel at managing environmental risks and opportunities and societal impact.  The Advisor believes that a company's understanding of environmental principles demonstrates the qualities of innovation and leadership that create a distinct competitive advantage and build long-term value.  Therefore, the Advisor conducts fundamental research to find companies with attractive environmental, societal, and financial attributes.

In conducting fundamental research the Advisor combines traditional investment information with proprietary environmental analysis.  The Advisor believes that this creates a complete picture of how each company behaves commercially and how it deals with existing and emerging environmental risks and opportunities.

The Advisor seeks certain traditional business qualities in each of the companies it considers for the Fund, such as:
•	A history of innovation and competitiveness
•	Products and services that meet important needs

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•	Strong market position and the potential for sustained long-term growth
•	Above-average business fundamentals with attractive margins
•	An ability to manage within ecological limits and to manage environmental risk and opportunity
•	Business practices that are adaptable and reflect industry best practices

The Advisor follows a number of principles for investment to guide its research and decision-making when considering a company’s environmental practices and societal interaction.

Principles for Investment

Ecological Limits:  Companies should demonstrate an understanding of the ecological limits that exist for their business and address their specific impact areas through a range of initiatives.

Ecological limits present boundaries to industrial, economic, and population growth.  The capacity of our planet to provide the natural resources and services we need to maintain the global economy creates great risk for some companies, but also great opportunity for companies that respond creatively.

Environmental Stewardship:  All companies are in a position to protect and preserve the environment and should have appropriate policies to guide their behavior.

Responsible management and preservation of natural resources equate to strong stewardship systems.  This includes research and development, lifecycle analysis, employee training, and management vision and leadership.

Environmental Strategy:  Companies should have strategies for becoming more efficient in their interactions with the environment.

Environmental strategies include energy and emissions management, waste management, logistics, environmental management systems, environmental accounting and reporting, and procurement guidelines.

Human Rights & Equality:  Companies should assure that they are not directly, or indirectly through their supply chain, involved in egregious labor practices.

A company’s leadership and transparency surrounding its labor practices and supply chain encourages best practices on an industry-wide basis.

Societal Impacts:  Companies should demonstrate an understanding of the impact that their activities have on a given society.

The production and sale of goods and services can have profound negative or positive affects on the economic, environmental, and political welfare of societies.

Corporate Governance:  All companies have the ability to be honorable corporate citizens.  Essential to this achievement is a company’s corporate governance structure and policies.

Responsible governance includes commitment to transparency, stakeholder relations, board diversity, product safety, stakeholder relations, and environmental stewardship.

The Advisor believes that finding companies that meet its financial and environmental standards is an important part of the process, but that it is also critical to make investments at reasonable valuations.

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In the Advisor’s opinion, each company is unique in terms of its business and environmental risk profile.  As a result, the Advisor considers many factors in valuing a company, such as:

•	Environmental risk factors
•	Management reputation
•	Traditional analysis of the stock price relative to earnings, cash flow, dividend yield, and book value
•	Valuation of the stock relative to the company’s history, peer group, and to the broad market
•	Balance sheet and debt service analysis, including various measures of financial leverage and interest coverage ratios

The Advisor looks to achieve capital appreciation by investing in superior companies while also maintaining adequate diversification to avoid excessive risk.

The portfolio is diversified by:

•	Economic sector, although the Advisor is willing to have substantial over and under weights relative to the market based on where the Advisor finds the most attractive opportunities
•	Country or region, based on where the Advisor finds individual opportunities
•	Size of companies, with a consistent overall profile of large, global companies but also including smaller companies with perceived good future potential or unique business models

The Advisor’s approach of investing in what it believes to be great companies results in a portfolio that looks quite different from the overall market.  The Advisor monitors the portfolio closely in an effort to assure prudent diversification based on exposure to a variety of economic trends and investment themes.

Cash Position.  For various reasons, the portfolio may hold a portion of its assets in cash.  To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and additional expenses.

Shares of Other Registered Investment Companies.  The Fund may invest in shares of other registered investment companies, including money market funds, subject to the limitations of the Investment Company Act of 1940, as amended.  To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are discussed below.

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  Investor perceptions may impact the market and are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you hold common stocks of any given issuer, you would generally be exposed to greater risk than if you hold preferred stock or debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

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General Market Risk.  General market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than its worth at an earlier time.  General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Small- and Medium-Size Company Risk.  Investments in smaller and medium size companies may be speculative and volatile and involve greater risks than are customarily associated with investments in larger companies.  Many small to medium companies are more vulnerable than larger companies to adverse business or economic developments.  Securities of these types of companies may have limited liquidity and their prices may be more volatile.  They may have limited product lines, markets or financial resources.  New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies.  Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares. You should expect that the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Management Risk.  Management risk describes the Fund’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.  The value of your investment is subject to the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities.  If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Foreign Securities and Emerging Markets Risk.  Investing in foreign securities, including ADRs,  entails risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition to developed markets, the Fund may invest in emerging markets, which are markets of countries in the initial stages of industrialization and generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities.

For additional information regarding foreign securities risk, please see the Fund’s most recent Statement of Additional Information (“SAI”).

Environmental Policy Risk.  The Fund’s environmental policy could cause it to underperform compared to similar funds that do not have such a policy.  Accordingly, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for environmental reasons when it might be otherwise disadvantageous for it to do so.

The Fund may be appropriate for investors who:

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PORTFOLIO 21 GLOBAL EQUITY FUND

•	Want an equity investment in companies that are integrating environmental strategies into their business practices;

•	Are seeking investments in U.S. and non-U.S. companies;

•	Are pursuing a long-term goal such as retirement;

•	Want to add an investment with growth potential to diversify their investment portfolio; and

•	Are willing to accept higher short-term risk along with higher potential for long-term growth.

PORTFOLIO HOLDINGS INFORMATION

A detailed description of policies and procedures with respect to the disclosure of the Fund’s holdings is available in the SAI and at www.portfolio21.com.

INVESTMENT ADVISOR

Portfolio 21, the Fund’s investment advisor, is located at 721 N.W. Ninth Avenue, Suite 250, Portland, Oregon 97209.  The Advisor, which was incorporated in 1987, provides investment management services to individual and institutional investors and manages assets of approximately $480 million as of September 30, 2012.  The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund.  For its services, the Fund pays the Advisor a monthly management fee, calculated daily and payable monthly, equal to 0.95% of its average daily net assets. For the fiscal year ended June 30, 2012, the Advisor received advisory fees of 0.95% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s Semi-Annual Report to shareholders for the most recent period ended December 31.

Portfolio Expenses

The Fund is responsible for its own operating expenses.  Each Class of shares may have its own specific class-related expenses, such as Rule 12b-1 fees and additional sub-transfer agency expenses for Class R shares.  The Advisor has contractually agreed to reduce its fees and/or pay the Fund’s expenses for the Class R shares and the Class I shares to ensure that Total Annual Portfolio Operating Expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) will not exceed 1.50% and 1.20%, respectively, of each class’ average daily net assets.  Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Fund if requested by the Advisor, and the Board approves such reimbursement in subsequent fiscal years.  This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Class R shares and the Class I shares toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the Expense Caps.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

Investment Team

The Fund is managed by a team of five investment professionals associated with the Advisor, each of whom provides particular expertise to the management function.  Overall investment philosophy, including establishment, review and revision of the environmental selection criteria, is the responsibility of the team.  James Madden and Anthony Tursich make all portfolio structure and trading decisions, including sector and country allocation, individual stock selection, and trading time and location.  Beth Williamson and Emily Lethenstrom are responsible for conducting environmental and societal impact research on current and potential portfolio holdings.  John Streur provides overall guidance and leadership as Chair of the Investment Team.

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James Madden, CFA, Chief Investment Officer and Senior Portfolio Manager, has more than 20 years of experience in socially and environmentally responsible investing.  He has led several shareholder resolutions with corporations and developed the Advisor’s shareholder activism programs.  He received his bachelor's degree and MBA from the University of Wisconsin.  James has been with the Advisor since 1991 and is jointly and primarily responsible for day-to-day management of the Fund.  He is a member of the CFA Institute and the Portland Society of Financial Analysts.

Anthony  Tursich, CFA, Portfolio Manager, has more than 15 years of experience in the field of investment management.  He received his bachelor's degree from Montana State University and his MBA from Portland State University.  Anthony studied European business at Ecole Superieure de Commerce Marseille-Provence in France.  He has been with the Advisor since July 1997, and is jointly and primarily responsible for day-to-day management of the Fund.  Anthony is a member of the CFA Institute and the Portland Society of Financial Analysts.

Beth Williamson, Senior Research Analyst, has 10 years of research experience, working for organizations including Green Century Capital Management, Ecopledge, and Oxfam America.  She received her Bachelor’s degree in Environmental Studies from the University of Vermont and her Master’s in Sustainable International Development from Brandeis University.  She has been with the Advisor since January 2006, and is jointly and primarily responsible for environmental and societal impact research on current and potential portfolio holdings.

Emily Lethenstrom, Senior Research Analyst, has more than 10 years of experience in the environmental field and has worked with Oregon Wild and The Greater Flagstaff Forest Partnership.  She received her Bachelor’s degree in Environmental Studies and Politics from Whitman College and her Master's degree in Political Science, with an environmental policy emphasis, from Northern Arizona University.  She has been with the Advisor since May 2007, and is jointly and primarily responsible for environmental and societal impact research on current and potential portfolio holdings.

John Streur, President, chairs the Portfolio 21 Investment Committee and has been engaged in global investment management for over 25 years.  He has experience overseeing multi-billion dollar debt and equity portfolios and leading institutional investment boutiques.  John was previously Chief Executive Officer of Managers Investment Group, LLC and President and Trustee of The Managers Funds.  He is a graduate of the University of Wisconsin.  He has been with the Advisor since July 2012, and provides overall guidance and leadership.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of Fund shares.

SHAREHOLDER INFORMATION

Electronic Delivery

You may sign up to receive prospectuses, supplements and Annual and Semi-Annual Reports electronically on portfolio21.com.  You may change your delivery preference and resume receiving these documents through the mail at any time by updating your electronic delivery preferences on portfolio21.com or contacting the Fund at 877.351.4115.

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Pricing of Portfolio Shares

A fund’s share price is known as its net asset value (“NAV”).  The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.  The Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholders transaction orders received in good form (as described below under “How to Purchase Shares”) by U.S. Bancorp Fund Services, LLC (“Transfer Agent”), the Fund’s transfer agent, or an authorized financial intermediary by 4:00 p.m., Eastern time will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m., Eastern time will receive the next day’s NAV.  The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share).  Fair value determinations may be made as described below under procedures adopted by the Board.

Fair Value Pricing

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed (a “Significant Event”).  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board.  Generally, the fair value of a portfolio security or other assets shall be the amount the owner of the security or asset might reasonably expect to receive upon its current sale.  To help determine whether a Significant Event has occurred with respect to securities traded principally in foreign markets, the Fund has engaged a third party service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of trading on the NYSE.

Attempts to determine the fair value of securities introduces an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.  If any significant discrepancies are found, the Trust may adjust its fair valuation procedures.

How to Purchase Shares

The Fund offers two classes of shares:  Class R and Class I.  The classes differ with respect to their minimum investments.  In addition, Class R shares impose a Rule 12b-1 fee that is assessed against the assets of that class.  Class I shares are primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Class I shares also may be offered through certain financial institutions that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund.

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To purchase shares of the Fund, you must make a minimum initial investment as listed in the table below.
Minimum Investments
	To Open Regular Account	To Open Retirement or Tax- Deferred Account	To Open an Automatic Investment Plan	To Add to Your Account
Class R Shares	$5,000	$1,000	$1,000	$100
Class I Shares	$1,000,000	$1,000,000	N/A	$1,000

You may purchase shares of the Fund by completing an Account Application and mailing it along with a check payable to “Portfolio 21 Global Equity Fund.”

If you invest in Class R shares and make your initial investment through a retirement or tax-deferred account, or enroll in the Fund’s Automatic Investment Plan (“AIP”), the minimum initial investment is $1,000.  Subsequent investments in the amount of at least $100 may be made by mail, by wire or electronic funds transfer.

If you invest in Class I shares, you may be entitled to a waiver of the minimum initial investment requirement.  Circumstances that may warrant waiving or reducing the initial minimum investment include, but are not limited to, the following:

•	Defined contribution plans with plan assets of at least $50 million;
•	Registered investment advisors purchasing at least $1 million of shares on behalf of their clients;
•	Institutional clients of the Advisor;
•	Trustees and officers of the Trust; and
•
Employees of the Advisor and its affiliates and their immediate families (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and Uniform Gift or Transfer to Minor Act accounts naming qualifying persons).

These minimums can be changed or waived by the Advisor at any time.  Shareholders will be given at least a 30-day written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Subject to the Advisor’s approval, if investors currently holding Class R shares would like to convert to Class I shares, there are no tax consequences and investors are not subject to the redemption fees.  To inquire about converting your Class R shares to Class I shares, please call 877.351.4115.

Account Applications will not be accepted unless they are accompanied by payment in U.S. dollars, drawn on a U.S. financial institution.  The Fund does not accept payment in cash or money orders.  The Fund does not accept cashier’s checks in amounts less than $10,000.  To prevent check fraud, the Fund does not accept third party checks, U.S. treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill paychecks or any conditional order or payment.  If your check does not clear, your purchase will be cancelled.  If your check is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Fund as a result.

All Account Applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted.  The Fund reserves the right to reject any purchase order in whole or in part. For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed by the Fund to be “market timers.”

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The Fund does not issue share certificates and its shares have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

If you have questions about buying shares or completing the Account Application, please call 877.351.4115.  Account Applications may also be downloaded from portfolio21.com.

PATRIOT Act
The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application, you will be required to supply the Fund with your full name, date of birth, social security number and permanent street address to assist the Fund in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  Please contact the Transfer Agent at 866.209.1962 if you need additional assistance when completing your Account Application.

If the Fund does not have a reasonable belief of the identity of a customer, the Account Application will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Purchase by Mail.
If you are making an initial investment in the Fund, simply complete and sign an Account Application and mail it, along with a check made payable to “Portfolio 21 Global Equity Fund” to the address below.

Regular Mail: Portfolio 21 Global Equity Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery: Portfolio 21 Global Equity Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Note:  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

If you are making a subsequent purchase, a stub is attached to the account statement you receive after each transaction.  Detach the stub from the statement and mail it, together with a check made payable to “Portfolio 21 Global Equity Fund,” to the address above.  Your account number should be written on the check.  If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

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By Telephone.  If you accepted telephone options on the Account Application, and your account has been open for at least 15 days, you may purchase additional shares of the Fund by calling toll free at 866.209.1962.  Telephone orders will be accepted via electronic funds transfer from your pre-designated account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase by telephone.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern time, on a day when the NYSE is open, shares will be purchased at the NAV next calculated on that day.  For security reasons, requests by telephone may be recorded.

By Wire.
Initial Investment
If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone at 866.209.1962 to make arrangements with a telephone customer service representative to submit your completed Account Application via mail, overnight delivery or facsimile.  Upon receipt of your Account Application, your account will be established and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.

Once your account has been established, you may then contact your bank to initiate the wire using the instructions you were given.  Prior to sending the wire, please call the Transfer Agent at 866.209.1962 to advise of your wire to ensure proper credit upon receipt.  Your bank must include the name of Portfolio 21 Global Equity Fund, your name and your account number so that your wire can be correctly applied.

Subsequent Investment
If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, please contact the Transfer Agent at 866.209.1962 to advise of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt.  It is essential that your bank include the name Portfolio 21 Global Equity Fund and your name and account number in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire to the Fund.

Your bank should transmit funds by wire to:

U.S. Bank N.A.
777 E. Wisconsin Ave.
Milwaukee, WI  53202
ABA# 075000022
Credit: U.S. Bancorp Fund Services
Account Number: 112-952-137
Further Credit: Portfolio 21 Global Equity Fund,
 (Shareholder name)
 (account number)

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  Neither the Fund nor U.S. Bank N.A., the Fund’s custodian, are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.

Through a Financial Intermediary.  You may buy and sell shares of the Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Your order will be priced at the Fund’s NAV next computed after it is received by a Financial Intermediary and accepted by the Fund.  A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other services.  Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly as well as ensuring that you receive copies of the Fund’s Prospectus.  If you transmit your order to these Financial Intermediaries before close of regular trading (generally 4:00 p.m., Eastern time) on each day that the NYSE is open, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

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Automatic Investment Plan (“AIP”).  Class R Shares Only.  For your convenience, the Fund offers an AIP.  Under the AIP, after your minimum initial investment, you authorize the Fund to withdraw the amount you wish to invest from your personal bank account on a monthly or quarterly basis.  Each AIP investment must be $100 or greater.  If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application and mail it to the Fund at the address listed under “Purchase by Mail”, or call the Transfer Agent at 866.209.1962.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network.  Any request to change or terminate your participation in the AIP should be submitted to the Fund at least five business days prior to the automatic investment date.  If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account.  The Fund may terminate or modify this privilege at any time.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call 866.209.1962 for additional information regarding the Fund’s AIP.

Retirement Plans.  You may invest in the Fund by establishing a tax-sheltered IRA.  The Fund offers Traditional, Roth, SIMPLE and SEP IRAs.  You may obtain information about opening an IRA account by calling the Transfer Agent at 866.209.1962.  If you wish to open a Keogh, Section 403(b) or other type of retirement plan, please contact your Financial Intermediary.

How to Redeem Shares

In general, orders to sell (redeem)  Fund shares may be placed either directly with the Fund or through your Financial Intermediary.  You may redeem part or all of your Fund shares at the next determined NAV after the Fund receives your order.  You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

No redemption request will become effective until all necessary documents have been received, in proper form, by the transfer agent.  Shareholders should contact the Fund’s transfer agent for further information concerning documentation required for a redemption of Fund shares.

By Mail.  You may redeem your shares by simply sending a written request to the Transfer Agent.  Please provide the name of Portfolio 21 Global Equity Fund, account number and state the number of shares or dollar amount you would like redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration.  Please have the signature(s) guaranteed, if applicable.  (Please see “Account and Transaction Policies” below).  Redemption requests will not become effective until all documents have been received in good form by the Fund.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization.)  Shareholders should contact the transfer agent for further information concerning documentation required for redemption of Fund shares.

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Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

You should send your redemption requests to:

Regular Mail: Portfolio 21 Global Equity Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery: Portfolio 21 Global Equity Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Note:  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

By Telephone.  By accepting telephone options on the Account Application, you may redeem Fund shares by telephone.  For information on how to request telephone redemption privileges after your account is open, you may call the Transfer Agent at 866.209.1962.  If you have a retirement account, you may not redeem shares by telephone.  Once a telephone transaction has been placed, it cannot be cancelled or modified.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  You may make your redemption request in writing.

You may redeem all or some of your shares by calling the Transfer Agent at 866.209.1962 prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time.  For joint accounts, instructions or inquires from either party will be carried out without prior notice to the other account owners.  The maximum amount that may be redeemed by telephone is $100,000.  Redemption proceeds will generally be sent on the next business day to the mailing address that appears on the transfer agent’s records.  Per your request, redemption proceeds may be wired or sent by electronic funds transfer via the ACH network to your pre-designated bank account.  There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades or from the proceeds on complete redemptions and share specific trades.  You are not charged for any proceeds sent via the ACH network.  Credit for proceeds sent via ACH is available in your bank account within two to three days.  Telephone redemptions cannot be made if you notify the transfer agent of a change of address within 30 days before the redemption request.

Prior to executing instructions received to redeem shares by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  Once a telephone transaction has been placed, it cannot be canceled or modified.  The Fund may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

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By Wire.  To redeem shares by wire, call the Fund at 866.209.1962 and specify the amount of money you wish to be wired.  Your bank may charge a fee to receive wired funds.  The transfer agent charges a $15 outgoing wire fee.  Proceeds will be wired on the following business day to the predetermined bank instructions on your account at the time of the redemption.

Through a Financial Intermediary.  You may redeem Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds.  For redemptions through Financial Intermediaries, your order will be processed at the NAV per share next effective after receipt of the order.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Systematic Withdrawal Program.  Class R shares Only.  As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program (“SWP”).  Under the SWP, shareholders or their Financial Intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $100.  If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your account.  This program may be terminated at any time by the Fund.  You may also elect to terminate your participation in this program by communicating in writing or by telephone to the Transfer Agent no later than five business days before the next scheduled withdrawal.

A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of the Fund and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, your account may ultimately be depleted.  To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Account Application.  Please call 866.209.1962 for additional information regarding the Fund’s SWP.

Redemption Fees.  The Fund is intended for long-term investors.  Short-term “market timers” that engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by the Fund’s shareholders. For these reasons, the Fund will assess a 2.00% fee on the redemption of Fund shares held for 60 days or less.  The Fund uses the “first in, first out” (“FIFO”) method to determine the holding period.  The FIFO method states that if a shareholder purchases shares on different days, the shares he/she held the longest will be redeemed first for purposes of determining whether the redemption fee applies.  The redemption fee is deducted from your proceeds and retained by the Fund for the benefit of long-term shareholders.  This fee does not apply to (i) shares purchased through reinvested dividends or capital gains; (ii) redemptions under the Fund’s SWP; (iii) the redemption of shares previously purchased under an AIP; or (iv) the involuntary redemption of low balance accounts.  The Fund reserves the right to change the terms and amount of this fee upon at least a 60-day notice to shareholders.

Although the Fund has the goal of applying this redemption fee to most redemption of shares held for 60 days or less, the Fund may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts.  These may include, but are not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans). This fee may not be applicable to an account of a qualified retirement plan (such as a 401(k) plan).  While the Fund has entered into information sharing agreements with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and may not always be able to track short-term trading effected through these Financial Intermediaries. In addition, because the Fund is required to rely on information from the Financial Intermediary as to the applicable redemption fee, the Fund cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.

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ACCOUNT AND TRANSACTION POLICIES

Payment of Redemption Proceeds.  Proceeds will generally be processed within seven calendar days after the Fund receives your redemption request.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell the Fund’s shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period which an emergency exists as result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Redemption requests will be sent to the address of record.  The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.  If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 30 days of the redemption request, the request must be in writing with your signature guaranteed.

Low Balance Accounts.  If your total account balance falls below $1,000 for Class R shares or $1,000,000 for Class I shares due to redemptions you have made, the Fund may redeem your shares.  This does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.  The Fund will inform you in writing 30 days prior to making an involuntary redemption.  If you do not bring your total account balance up to the minimum initial investment within 30 days, the Fund may redeem your shares and send you the proceeds.  The Fund will not redeem your shares if your account value falls as a result of market fluctuations.

Redemption “In-Kind.”  The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from its portfolio (a redemption “in-kind”).  It is not expected that the Fund would do so except during unusual market conditions.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Signature Guarantee.  A signature guarantee may be required for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee is required in the following situations:

•	When requesting a change in ownership on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

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•	If a change of address request has been received by the Fund’s transfer agent within the last 30 days; and/or
•	For all redemptions in excess of $100,000 from any account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees will be generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchanges Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Householding. In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same household or entity.  If you would like to discontinue householding for your accounts, please call the Transfer Agent at 866.209.1962 to request individual copies of these documents.  We will begin sending individual copies 30 days after receiving your request to stop householding.  This policy does not apply to account statements.

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board has adopted a policy regarding excessive trading.  The Fund discourages excessive, short-term trading and other abusive trading practices and the Fund may use a variety of techniques to monitor trading activity and detect abusive trading practices.  These steps may include, among other things, monitoring trading activity, imposing redemption fees, and using fair value pricing under procedures adopted by the Board when the Advisor determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Fund’s shares is believed by the Advisor to be harmful to the Fund) and without prior notice.  The Fund may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of their ability in a manner that it believes is consistent with shareholder interests.  Except as noted in the Prospectus, the Fund applies all restrictions uniformly in all applicable cases.

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

RULE 12B-1 FEES (Class R Shares Only)

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”).  This rule allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to shareholders.  The Plan provides for the payment of distributions and services at the annual rate of 0.25% of the Fund’s average daily net assets which are payable to the Advisor, as distribution coordinator.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund shares and may cost you more than paying other types of sales charges.

SERVICE FEES AND OTHER THIRD PARTY FEES

In addition to paying fees under the Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to sales charges (including Rule 12b-1 fees) and service fees paid by the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

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DIVIDENDS AND DISTRIBUTIONS

The Fund distributes dividends from its net investment income at least annually.  Based on the investment strategies of the Fund as summarized above, it is anticipated that the Fund’s net investment income generally will consist of interest income and dividends received on investments, less expenses.

The Fund also distributes any realized net capital gain at least annually.  The Fund realizes capital gains mainly from sales of its assets for a profit.  Net capital gains of the Fund (net long-term capital gain over net short-term capital loss) realized and distributed by the Fund and designated as capital gains dividends are taxable to shareholders as long-term capital gains, without regard to the length of time the shareholders have held shares of the Fund.

Dividends and capital gain distributions (collectively, “Distributions”) will be reinvested automatically at the NAV unless you request otherwise in writing.  If you wish to change your Distribution option, write or call the Fund at least five days in advance of the payment date of the Distribution.  Normally, Distributions are taxable events for shareholders whether the Distributions are received in cash or reinvested.  If you elect to receive Distributions from the Fund by check and the U.S. Postal Service cannot deliver such check or your check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the Fund’s then current NAV per share and to reinvest all subsequent Distributions in shares of the Fund until an updated address is received.

TAX CONSEQUENCES

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.  The Fund generally operates in a manner such that it will not be liable for federal income or excise taxes on its taxable income and capital gains distributed to shareholders.

The Fund intends to make distributions of dividends and capital gains.  Dividends are taxable to shareholders as ordinary income or, under current law qualified dividend income.  The federal income tax rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares.  There is no requirement that the Fund take into consideration any tax implications when implementing its investment strategy.  You will be taxed in the same manner whether you receive your Distributions in cash or reinvest them in additional Fund shares.  Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.

Dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as paid in December for tax purposes.

All distributions generally reduce the NAV of the Fund’s shares by the amount of the distribution.  If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a partial return of your investment.

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, and any other adjustments to your tax basis for your shares, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

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By law, the Fund must withhold as backup withholding a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, the Internal Revenue Service notifies you that you are subject to backup with-holding, or if the Internal Revenue Service instructs the Fund to do so.

Long-term capital gains are taxed at a maximum rate of 20%.  An additional Medicare contribution tax of 3.8% may apply to dividends and capital gains from the Fund for taxpayers whose adjusted gross income exceeds $200,000 for single filers and $250,000 for married joint filers.

Because everyone’s tax situation is unique, any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.  State, local or foreign taxation may apply.  Additional information concerning the taxation of the Fund and its shareholders is contained in the SAI.

INDEX DESCRIPTIONS

The MSCI World IndexSM measures performance for a diverse range of developed country global stock markets, including, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The MSCI World IndexSM NR measures performance for a diverse range of developed country global stock markets, including, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The Standard & Poor’s 500® Index (“S&P 500® Index”) is an unmanaged index generally representative of the market for stocks of large-sized companies.  Effective immediately, due to the global nature of the Fund’s investments, the Fund will no longer use the S&P 500® Index as a benchmark for its returns.

Direct investment in an index is not possible.

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PORTFOLIO 21 GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables show the Fund’s financial performance for the periods shown.  Certain information reflects financial results for a single Fund share.  “Total return” shows how much your investment in the Fund would have increased or decreased during the period, assuming you had reinvested all dividends and distributions.  This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm.  Its report and the Fund’s financial statements are included in the Annual Report to shareholders for the most recent fiscal period ended June 30, which is available upon request.

Financial Highlights For a capital share outstanding throughout the year
Class R	Year Ended June 30,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$33.67	$26.83	$24.71	$32.56	$36.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.25*	0.20	0.14	0.18	0.34
Net realized and unrealized gain (loss) on investments	(3.41)	6.80	2.14	(7.64)	(3.98)
Total from investment operations	(3.16)	7.00	2.28	(7.46)	(3.64)

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.16)	(0.16)	(0.37)	(0.23)
From net realized gain	–	–	–	(0.02)	(0.11)
Total distributions	(0.24)	(0.16)	(0.16)	(0.39)	(0.34)
Paid-in capital from redemption fees	0.00**	0.00**	0.00**	0.00**	0.00**
Net asset value, end of year	$30.27	$33.67	$26.83	$24.71	$32.56
Total return	(9.34)%	26.12%	9.19%	(22.78)%	(10.09)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$235.5	$262.7	$192.2	$155.8	$176.9
Portfolio turnover rate	28%	8%	10%	13%	4%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed	1.46%	1.45%	1.48%	1.51%	1.49%
After fees waived/recouped and expenses absorbed	1.46%	1.46%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed	0.83%	0.67%	0.57%	0.86%	1.13%
After fees waived/recouped and expenses absorbed	0.83%	0.66%	0.55%	0.87%	1.12%

*     Average shares method.
**     Less than $0.01 per share.

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PORTFOLIO 21 GLOBAL EQUITY FUND

Financial Highlights For a capital share outstanding throughout the year
Class I
	Year Ended June 30,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$33.64	$26.80	$24.67	$32.59	$36.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.37*	0.30	0.23	0.38	0.42
Net realized and unrealized gain (loss) on investments	(3.45)	6.79	2.13	(7.78)	(3.96)
Total from investment operations	(3.08)	7.09	2.36	(7.40)	(3.54)

LESS DISTRIBUTIONS:
From net investment income	(0.33)	(0.25)	(0.23)	(0.50)	(0.33)
From net realized gain	—	—	—	(0.02)	(0.11)
Total distributions	(0.33)	(0.25)	(0.23)	(0.52)	(0.44)
Paid-in capital from redemption fees	0.00**	0.00**	0.00**	0.00**	—
Net asset value, end of year	$30.23	$33.64	$26.80	$24.67	$32.59
Total return	(9.09)%	26.49%	9.51%	(22.57)%	(9.82)%

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$132.3	$176.7	$117.1	$96.5	$96.5
Portfolio turnover rate	28%	8%	10%	13%	4%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed	1.16%	1.15%	1.18%	1.21%	1.19%
After fees waived/recouped and expenses absorbed	1.16%	1.16%	1.20%	1.20%	1.20%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed	1.21%	1.00%	0.87%	1.21%	1.42%
After fees waived/recouped and expenses absorbed	1.21%	0.99%	0.85%	1.22%	1.41%

*      Average shares method.
**      Less than $0.01 per share.

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PORTFOLIO 21 GLOBAL EQUITY FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

Information we receive about you on applications or other forms;
Information you give us orally; and
Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Portfolio 21
721 N.W. Ninth Avenue, Suite 250
Portland, Oregon 97209
877.351.4115

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

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PORTFOLIO 21 GLOBAL EQUITY FUND

You can find more information about the Fund in the following documents:

Statement of Additional Information (“SAI”): The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus.  It is legally a part of the Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders.  The Fund’s Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can obtain a free copy of these documents, request other information or make general inquires about the Fund by contacting:

Portfolio 21 Global Equity Fund
721 N.W. Ninth Avenue
Suite 250
Portland, Oregon 97209
Telephone:  877.351.4115
portfolio21.com

You can review and copy information including the Fund’s reports to shareholders and SAI at the Public Reference Room of the SEC, 100 “F” Street, N.E., Washington, D.C.  20549-1520.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Fund are also available:

Free of charge at portfolio21.com.
Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
For a fee, by writing to the Public Reference Room of the SEC, Washington, D.C.  20549-1520.
For a fee, by email request to: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037.)

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